Exhibit 99.3

IntelGenx Technologies Corp.
Annual Meeting
June 3, 2010

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF

Please Mark Here for Address Change or Comments	[ ]

PLEASE SEE BELOW FOR INSTRUCTIONS

	FOR	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. To elect directors to serve until the next Annual Meeting of Shareholders or, in case until their successors have been duly elected and qualified.	[ ]	[ ]	2. To ratify the selection of RSM Richter LLP as the Company’s independent audi- tors for the fiscal year ending December 31, 2010	[ ]	[ ]	[ ]

01 Horst G. Zerbe, Ph.D.			3. To approve the increase of the number of shares authorized for issuance under the 2006 Stock Option Plan.	[ ]	[ ]	[ ]
02 J. Bernard Boudreau
03 John (Ian) Troup
04 Bernd J. Melchers
05 Prof. Thomas Kissel

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee name(s) on the line provided below.			Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature

Signature (Co-owner)

Dated:	, 2010

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed to the left Vote your proxy by checking the appropriate boxes Click on “Accept Vote”
YOUR PROXY CONTROL NUMBER

VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided.

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on June 2, 2010.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.